Exhibit 99.2

Hilton Completes Spin-off of Park Hotels & Resorts and Hilton Grand Vacations

Park Hotels & Resorts and Hilton Grand Vacations to begin “regular way” trading on the New York Stock Exchange

MCLEAN, Va. and ORLANDO, Fl. – Hilton Worldwide Holdings Inc. (NYSE: HLT) (“Hilton”) today announced the completion of the spin-offs of Park Hotels & Resorts Inc. (“Park”) and Hilton Grand Vacations Inc. (“HGV”), resulting in three independent, publicly traded companies.

Park and HGV will begin “regular way” trading on the New York Stock Exchange (NYSE) today, January 4, 2017, under the ticker symbols “PK” and “HGV,” respectively. Hilton also effected a previously-announced 1-for-3 reverse stock split, and will continue to trade on the NYSE under the ticker symbol “HLT.”

Hilton will continue to be led by Christopher J. Nassetta, president and chief executive officer (CEO). Kevin J. Jacobs will continue to serve as Hilton’s executive vice president and chief financial officer (CFO) and Michael W. Duffy will continue to serve as Hilton’s senior vice president and chief accounting officer. Its portfolio of 13 distinct brands leads the industry in market share premiums, resulting in leading rates of organic net unit growth with very low capital requirements.

Park, headquartered in McLean, Virginia, is led by Thomas J. Baltimore, Jr., chairman, president & CEO. Sean M. Dell’Orto serves as Park’s executive vice president and CFO and Treasurer, and Darren W. Robb serves as Park’s senior vice president and chief accounting officer. Park is now one of the largest lodging real estate investment trusts (REIT), with 67 premium-branded hotels and resorts with more than 35,000 rooms located in prime U.S. locations and international markets with high barriers to entry.

HGV, headquartered in Orlando, Florida, is led by Mark Wang, president & CEO. James E. Mikolaichik serves as HGV’s executive vice president and CFO and Allen Klingsick serves as senior vice president and chief accounting officer. HGV is a timeshare company that markets and sells vacation ownership intervals, and manages resorts in top leisure and urban destinations. HGV’s 46 resorts are located in premier markets, including the Hawaiian Islands, New York City, Orlando and Las Vegas.

“These spin-offs are an important milestone in Hilton’s continued evolution as the world’s most hospitable company,” said Christopher J. Nassetta, president and CEO, Hilton. “The new Hilton is a fee-based, capital efficient, and resilient business with tremendous growth potential around the world. We believe this will result in opportunities for our team members and meaningful returns for our hotel owners and shareholders.”

“Today’s transaction positions Park Hotels & Resorts as the second largest lodging REIT and a key player in the market,” said Thomas J. Baltimore, Jr., chairman, president & CEO, Park Hotels & Resorts. “We believe our size, scale, and high-quality portfolio will enable us to capitalize on meaningful growth opportunities.”

“Hilton Grand Vacations is a premier operator and rapidly growing company in the timeshare industry,” said Mark Wang, president & CEO, Hilton Grand Vacations. “We are focused on adding value for our members, continued net owner growth, and delivering a strong return on our capital efficient business.”

The companies were provided financial advice by Deutsche Bank Securities, Goldman Sachs & Co. and BofA Merrill Lynch, legal advice by Simpson Thacher, Hogan Lovells and Womble Carlyle, and tax advice by Ernst & Young and KPMG.

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including, among others, risks inherent to the hospitality industry, macroeconomic factors beyond Hilton’s, Park’s or HGV’s control, competition for hotel guests, management and franchise agreements and timeshare sales, risks related to doing business with third-party hotel owners, significant investments in owned and leased real estate, performance of information technology systems, growth of reservation channels outside of Hilton’s system, risks of doing business outside of the United States, and indebtedness. Additional factors that could cause Hilton’s, Park’s or HGV’s results to differ materially from those described in the forward-looking statements can be found under “Part I-Item 1A. Risk Factors” of Hilton’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, “Risk Factors” in Park’s Registration Statement on Form 10, and “Risk Factors” in HGV’s Registration Statement on Form 10, each as filed with the SEC, as such factors may be updated from time to time in periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in Hilton’s, Park’s and HGV’s filings with the SEC. Each of Hilton, Park and HGV undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

About Hilton

Hilton (NYSE: HLT) is a leading global hospitality company, comprising more than 4,800 managed, franchised, owned and leased hotels and timeshare properties with nearly 789,000 rooms in 104 countries and territories. For 97 years, Hilton has been dedicated to continuing its tradition of providing exceptional guest experiences. The company’s portfolio of 13 world-class global brands includes Hilton Hotels & Resorts, Waldorf Astoria Hotels & Resorts, Conrad Hotels & Resorts, Canopy by Hilton, Curio—A Collection by Hilton, DoubleTree by Hilton, Embassy Suites by Hilton, Hilton Garden Inn, Hampton by Hilton, Tru by Hilton, Homewood Suites by Hilton, Home2 Suites by Hilton and Hilton Grand Vacations. The company also manages an award-winning customer loyalty program, Hilton HHonors®. Hilton HHonors members who book directly through preferred Hilton channels have access to benefits including an exclusive member discount, free standard Wi-Fi, as well as digital amenities that are available exclusively through the industry-leading Hilton HHonors app, where Hilton HHonors members can check-in, choose their room, and access their room using a Digital Key. Visit news.hiltonworldwide.com for more information and connect with Hilton on Facebook, Twitter, YouTube, Flickr, LinkedIn and Instagram.

About Park Hotels & Resorts Inc.

Park Hotels & Resorts Inc. (NYSE: PK) is one of the largest publicly traded lodging real estate investment trusts with a diverse portfolio of market-leading hotels and resorts with significant underlying real estate value. The Company’s portfolio currently consists of 67 premium-branded hotels and resorts with over 35,000 rooms located in prime U.S. and international markets with high barriers to entry. For additional information, please visit the Company’s website at www.pkhotelsandresorts.com.

About Hilton Grand Vacations Inc.

Hilton Grand Vacations Inc. (NYSE:HGV) is recognized as a leading global timeshare company. With headquarters in Orlando, Fla., Hilton Grand Vacations develops, markets and operates a system of brand-name, high-quality vacation ownership resorts in select vacation destinations. The company also manages and operates two innovative club membership programs: Hilton Grand Vacations Club® and The Hilton Club®, providing exclusive exchange, leisure travel and reservation services for more than 260,000 Club Members. For more information, visit www.hgv.com and www.hiltongrandvacations.com.

Hilton Contacts:

Christian Charnaux

Investor Contact

1-703-883-5205

christian.charnaux@hilton.com

Nigel Glennie

Media Contact

1-415-298-4424

nigel.glennie@hilton.com

Park Hotels & Resorts Contact:

Ian Weissman

Investor Contact

1-703-584-7441

iweissman@pkhotelsandresorts.com

Hilton Grand Vacations Contact:

Robert LaFleur

Investor Contact

1-407-722-3327

rlafleur@hgvc.com

Erin Pagán

Media Contact

1-407-722-3771

epagan@hgvc.com